UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 7, 2013
THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
 N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 7, 2013, Wendy’s International, Inc. (“Wendy’s”), an indirect wholly-owned subsidiary of The Wendy’s Company (the “Company”), completed the sale of certain assets used in the operation of 24 Wendy’s® restaurants in the Seattle, Washington area to SeaWend, Ltd. (“SeaWend”) pursuant to the terms of an Asset Purchase Agreement (the “Agreement”) dated as of October 1, 2013 for $14.0 million (subject to customary purchase price adjustments) plus initial franchise fees. The Agreement also includes fees for the right to develop Wendy’s restaurants in the future in the Seattle, Washington area.

The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

Also on October 7, 2013, the Company issued a press release announcing the sale of assets pursuant to the terms of the Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section. Furthermore, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b)    Pro forma financial information.

The required pro forma financial information relative to the disposition described in Item 2.01 is not included in this Current Report on Form 8-K. The required pro forma financial information will be provided in an amendment to this Current Report on Form 8-K to be filed by the Company not later than October 11, 2013.

(d)         Exhibits

Exhibit No.	Description
2.1
Asset Purchase Agreement by and among Wendy’s International, Inc., as seller, SeaWend, Ltd., as purchaser, and Cedar Enterprises, Inc., J. David Karam, Joseph D. Karam and James M. Karam, as guarantors, dated as of October 1, 2013.

99.1	Press release issued by The Wendy’s Company on October 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY
(Registrant)
Date: October 7, 2013	By:/s/ Dana Klein
Dana Klein
Senior Vice President - Corporate and Securities Counsel, and
Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

2.1
Asset Purchase Agreement by and among Wendy’s International, Inc., as seller, SeaWend, Ltd., as purchaser, and Cedar Enterprises, Inc., J. David Karam, Joseph D. Karam and James M. Karam, as guarantors, dated as of October 1, 2013.

99.1	Press release issued by The Wendy’s Company on October 7, 2013.